   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 23, 2000


                                                               FILE NO. 33-67538
                                                              FILE NO. 811-07974

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.


                         POST-EFFECTIVE AMENDMENT NO. 7


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 8

                             ---------------------

                        FARM BUREAU LIFE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                       FARM BUREAU LIFE INSURANCE COMPANY
                              (Name of Depositor)
                            ------------------------

                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                    (Address of Principal Executive Office)
                                 1-515-225-5400

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)
                            ------------------------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

    SECURITIES BEING OFFERED: FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
CONTRACTS

    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX):


    / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485;


    / / ON (DATE) PURSUANT TO PARAGRAPH (b) OF RULE 485;

    / /   DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485;


    /X/ ON MAY 1, 2000 PURSUANT TO PARAGRAPH (a) OF RULE 485.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        FARM BUREAU LIFE ANNUITY ACCOUNT

                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                           VARIABLE ANNUITY CONTRACT
    ------------------------------------------------------------------------

                                   PROSPECTUS


                                  May 1, 2000



Farm Bureau Life Insurance Company (the "Company") is offering the individual flexible premium deferred variable annuity contract (the "Contract") described in this prospectus. It provides for accumulation of Cash Value and annuity payments on a fixed and variable basis. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.


The Owner of a Contract ("you" or "your") may allocate premiums and Cash Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of Farm Bureau Life Annuity Account, each of which invests in one of the following Investment Options:

Value Growth Portfolio                     High Grade Bond Portfolio
High Yield Bond Portfolio                  Managed Portfolio
Blue Chip Portfolio                        Money Market Portfolio
Mid-Cap Growth Portfolio                   New America Growth Portfolio
Personal Strategy Balanced Portfolio       International Stock Portfolio
Growth Portfolio                           Overseas Portfolio
Contrafund Portfolio                       Index 500 Portfolio
Growth & Income Portfolio

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract's Cash Value prior to the retirement date will vary to reflect the investment performance of the Investment Options you select.


Please note that the Contracts and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.



You may find additional information about your Contract and the Account in the Statement of Additional Information, dated the same as this prospectus. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this prospectus. The Statement of Additional Information
(SAI) has been filed the Securities and Exchange Commission and is incorporated herein by reference. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this prospectus, and other information filed electronically with the SEC.


Please read this prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this prospectus and you should read it in conjunction with this prospectus.


    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                   Issued By
                       Farm Bureau Life Insurance Company
                             5400 University Avenue
                          West Des Moines, Iowa 50266

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                 PAGE
                                                              -----------
DEFINITIONS.................................................           3
EXPENSE TABLES..............................................           5
SUMMARY OF THE CONTRACT.....................................           9
CONDENSED FINANCIAL INFORMATION.............................          11
THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS.................          13
      Farm Bureau Life Insurance Company....................          13
      Iowa Farm Bureau Federation...........................          13
      Farm Bureau Life Annuity Account......................          13
      Investment Options....................................          13
      Addition, Deletion or Substitution of Investments.....          16
DESCRIPTION OF ANNUITY CONTRACT.............................          17
      Issuance of a Contract................................          17
      Premiums..............................................          17
      Free-Look Period......................................          18
      Allocation of Premiums................................          18
      Variable Cash Value...................................          18
      Transfer Privilege....................................          19
      Partial Surrenders and Surrenders.....................          20
      Special Transfer and Withdrawal Options...............          21
      Death Benefit Before the Retirement Date..............          22
      Proceeds on the Retirement Date.......................          22
      Payments..............................................          22
      Modification..........................................          23
      Reports to Owners.....................................          23
      Inquiries.............................................          23
THE DECLARED INTEREST OPTION................................          23
      Minimum Guaranteed and Current Interest Rates.........          24
      Transfers From Declared Interest Option...............          24
      Payment Deferral......................................          24
CHARGES AND DEDUCTIONS......................................          25
      Surrender Charge (Contingent Deferred Sales Charge)...          25
      Annual Administrative Charge..........................          25
      Transfer Processing Fee...............................          26
      Mortality and Expense Risk Charge.....................          26
      Investment Option Expenses............................          26
      Premium Taxes.........................................          26
      Other Taxes...........................................          26
PAYMENT OPTIONS.............................................          27
      Election of Payment Options and Annuity Payments......          27
      Description of Payment Options........................          30
YIELDS AND TOTAL RETURNS....................................          31
FEDERAL TAX MATTERS.........................................          32
      Introduction..........................................          32
      Tax Status of the Contract............................          33
      Taxation of Annuities.................................          34
      Transfers, Assignments or Exchanges of a Contract.....          36
      Withholding...........................................          36
      Multiple Contracts....................................          36

                                                                 PAGE
                                                              -----------
      Taxation of Qualified Plans...........................          36
      Possible Charge for the Company's Taxes...............          38
      Other Tax Consequences................................          38
DISTRIBUTION OF THE CONTRACTS...............................          39
LEGAL PROCEEDINGS...........................................          39
VOTING RIGHTS...............................................          39
FINANCIAL STATEMENTS........................................          40
CALCULATING VARIABLE ANNUITY PAYMENTS.......................  Appendix A
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.......     SAI-TOC


            The Contract may not be available in all jurisdictions.

This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

--------------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------

ACCOUNT: Farm Bureau Life Annuity Account.

ANNUITANT: The person or persons whose life (or lives) determines the annuity benefits payable under the Contract and whose death determines the death benefit.

BENEFICIARY: The person to whom the Company pays the proceeds on the death of the owner/annuitant.


BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except the day after Thanksgiving, the Tuesday after Christmas (in 2000) and any day on which the Home Office is closed because of a weather-related or comparable type of emergency and is unable to segregate orders and redemption requests received on that day.


CASH VALUE: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.

CASH SURRENDER VALUE: The Cash Value less any applicable Surrender Charge.

THE CODE: The Internal Revenue Code of 1986, as amended.

THE COMPANY ("WE", "US" OR "OUR"): Farm Bureau Life Insurance Company.


CONTRACT: The individual flexible premium deferred variable annuity contract we offer and describe in this prospectus, which term includes the Contract described in this prospectus, the Contract application, any supplemental applications and any endorsements or additional benefit riders or agreements.


CONTRACT ANNIVERSARY: The same date in each Contract Year as the Contract Date.

CONTRACT DATE: The date on which the Company receives a properly completed application at the Home Office. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.

CONTRACT YEAR: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

DECLARED INTEREST OPTION: An investment option under the Contract funded by the Company's General Account. It is not part of, nor dependent upon, the investment performance of the Account.

DUE PROOF OF DEATH: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

    (a) a certified copy of the death certificate;

    (b) a certified copy of a court decree reciting a finding of death; or

    (c) any other proof satisfactory to the Company.

FUND: An open-end diversified management investment company in which the Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Account or any other separate account of the Company.

HOME OFFICE: The principal offices of the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

INVESTMENT OPTION: A separate investment portfolio of a Fund.

NON-QUALIFIED CONTRACT: A Contract that is not a Qualified Contract.

OWNER ("YOU" OR "YOUR"): The person who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.

QUALIFIED CONTRACT: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 401, 403(b), 408 or 408A of the Code.

RETIREMENT DATE: The date when the Company applies the Cash Value under a payment option, if the annuitant is still living.

SEC: The U.S. Securities and Exchange Commission.

SUBACCOUNT: A subdivision of the Account which invests its assets in a corresponding Investment Option.

VALUATION PERIOD: The period that starts at the close of business (3:00 p.m. central time) on one Business Day and ends at the close of business on the next succeeding Business Day.

WRITTEN NOTICE: A written request or notice signed by the owner in a form satisfactory to the Company which the Company receives at the Home Office.

--------------------------------------------------------------------------------

EXPENSE TABLES
--------------------------------------------------------------------------------

    The following expense information assumes that the entire cash value is variable cash value.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Premiums                              None

Surrender Charge (contingent deferred sales charge) as a percentage of the amount surrendered:


CONTRACT YEAR*             SURRENDER CHARGE

1                                 6%
2                                 5
3                                 4
4                                 3
5                                 2
6                                 1
7 and after                       0


    * You may annually surrender a maximum of 10% of the Cash Value without incurring a Surrender Charge. The amount that you may surrender without incurring a Surrender Charge is not cumulative from Contract Year to Contract Year.


Transfer Processing Fee                                       None*

    * Fees are waived for the first twelve transfers during a Contract Year, although the Company may charge $25 for each subsequent transfer during the Contract Year.

Annual Administrative Charge                                  $ 30
Annual Account Expenses (as a percentage of average net
assets)
  Mortality and Expense Risk Charge                           1.25%
  Other Account Expenses                                      None
  Total Account Expenses                                      1.25%

ANNUAL INVESTMENT OPTION EXPENSES (as a percentage of average net assets)



                                                              ADVISORY   OTHER      TOTAL
INVESTMENT OPTION                                              FEE       EXPENSES   EXPENSES
EquiTrust Variable Insurance Series Fund
  Value Growth                                                  0.45%          %          %
  High Grade Bond                                               0.30%          %          %
  High Yield Bond                                               0.45%          %          %
  Managed                                                       0.45%          %          %
  Money Market                                                  0.25%          %          %
  Blue Chip                                                     0.20%          %          %
T. Rowe Price Equity Series, Inc.
  Mid-Cap Growth                                                0.85%      0.00%      0.85%(1)
  New America Growth                                            0.85%      0.00%      0.85%(1)
  Personal Strategy Balanced                                    0.90%      0.00%      0.90%(1)
T. Rowe Price International Series, Inc.
  International Stock                                           1.05%      0.00%      1.05%(1)
Fidelity Variable Insurance Products Funds
  VIP Growth                                                    0.00%          %          %(2)
  VIP Overseas                                                  0.00%          %          %(2)
  VIP II Contrafund                                             0.00%          %          %(2)
  VIP II Index 500                                              0.00%          %          %(3)
  VIP III Growth & Income                                       0.00%          %          %(2)


    (1) Total annual investment option expenses are an all-inclusive fee and pay for investment management services and other operating costs.


    (2) A portion of the brokerage commissions that certain Investment Options pay is used to reduce Fund expenses. In addition, certain Investment Options have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce custodian expenses. The amounts shown in the table do not include these reductions. Including these reductions, the total Investment Option operating expenses presented in the preceding table would have been:



    (3) The investment advisor has voluntarily agreed to reimburse the Index 500 Investment Option to the extent that total operating expenses (with the exceptions noted in the prospectus for the Investment Option) as a percentage of its average net assets exceed %. If this agreement had not been in effect, total operating expenses for the fiscal year ended December 31, 1999, as a percentage of the Index 500 Investment Option's
         average net assets would have been    %.



The above tables are intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. The tables reflect the expenses for the Account based on the actual expenses for each Investment Option for the 1999 fiscal year. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectus for each Investment Option which accompanies this Prospectus.



[Expense figures to be filed by amendment.]

  EXAMPLES: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

1. If you surrender or annuitize the Contract at the end of the applicable time period:


  SUBACCOUNT                                                  1 YEAR     3 YEARS    5 YEARS    10 YEARS
EquiTrust Variable Insurance Series Fund
  Value Growth                                                  $112       $195       $278       $527
  High Grade Bond                                                111        193        275        521
  High Yield Bond                                                112        196        281        532
  Managed                                                        112        195        278        526
  Money Market                                                   111        194        276        523
  Blue Chip                                                      109        187        265        499
T. Rowe Price Equity Series, Inc.
  Mid-Cap Growth                                                 114        203        293        557
  New America Growth                                             114        203        293        557
  Personal Strategy Balanced                                     115        205        295        562
T. Rowe Price International Series, Inc.
  International Stock                                            116        209        303        577
Fidelity Variable Insurance Products Funds
  VIP Growth                                                     113        198        284        539
  VIP Overseas                                                   115        205        296        563
  VIP II Contrafund                                              113        199        285        541
  VIP II Index 500                                               109        187        264        497
  VIP III Growth & Income                                        112        196        281        532

2. If you do not surrender or annuitize the Contract at the end of the applicable time period:


SUBACCOUNT                                                    1 YEAR     3 YEARS    5 YEARS    10 YEARS
EquiTrust Variable Insurance Series Fund
  Value Growth                                                  $50        $151       $255       $527
  High Grade Bond                                                49         150        252        521
  High Yield Bond                                                50         153        258        532
  Managed                                                        50         151        255        526
  Money Market                                                   49         150        253        523
  Blue Chip                                                      47         143        242        499
T. Rowe Price Equity Series, Inc.
  Mid-Cap Growth                                                 53         160        270        557
  New America Growth                                             53         160        270        557
  Personal Strategy Balanced                                     53         162        273        562
T. Rowe Price International Series, Inc.
  International Stock                                            55         166        280        577
Fidelity Variable Insurance Products Funds
  VIP Growth                                                     51         155        261        539
  VIP Overseas                                                   53         162        273        563
  VIP II Contrafund                                              51         156        262        541
  VIP II Index 500                                               47         143        241        497
  VIP III Growth & Income                                        50         153        258        532

The examples provided above assume that no transfer charges or premium taxes have been assessed. The examples also assume that the annual administrative charge is $30 and that the accumulated value per contract is $10,000, which translates the administrative charge into an assumed .30% charge for the purposes of the examples based on a $1,000 investment.


Please do not consider the examples a representation of past or future expenses. The assumed 5% annual rate of return is hypothetical and is not a representation of past or future annual returns, which may be greater or less than this assumed rate.



[Updated figures to be filed by amendment.]

--------------------------------------------------------------------------------

SUMMARY OF THE CONTRACT
--------------------------------------------------------------------------------

  ISSUANCE OF A CONTRACT. The Contract is an individual flexible premium deferred variable annuity contract with no maximum age required of owners on the Contract Date (see "DESCRIPTION OF ANNUITY CONTRACT--Issuance of a Contract"). The Contracts are:

    - "flexible premium" because you do not have to pay premiums according to a fixed schedule, and

    - "variable" because, to the extent Cash Value is attributable to the Account, Cash Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

  FREE-LOOK PERIOD. You have the right to return the Contract within 10 days after you receive it (certain states allow 20 days) (see "DESCRIPTION OF ANNUITY CONTRACT--Free-Look Period"). If you return the Contract, it will become void and you will receive either the greater of:

    -   premiums paid, or


    - the Cash Value on the date the Company receives the returned Contract at the Home Office, plus administrative charges and any other charges deducted from the Account.


  PREMIUMS. The minimum initial premium amount the Company accepts is $1,000. You may make subsequent premium payments (minimum of $50 each) at any time. (See "DESCRIPTION OF ANNUITY CONTRACT--Premiums.")

  ALLOCATION OF PREMIUMS. You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see "DESCRIPTION OF ANNUITY CONTRACT--Allocation of Premiums").


    - The Company will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date.


    - At the end of that period, the Company will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

  TRANSFERS. You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the retirement date (see "DESCRIPTION OF ANNUITY CONTRACT--Transfer Privilege").


    - The mimimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.


    - Only one transfer out of the Declared Interest Option is allowed each Contract Year and must be for no more than 25% of the Cash Value in that option.

    - The Company waives fees for the first twelve transfers during a Contract Year.

    - The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.

  PARTIAL SURRENDER. You may surrender part of the Cash Value upon written notice at any time before the retirement date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Surrenders and Surrenders--PARTIAL SURRENDERS").

  SURRENDER. You may surrender your Contract upon written notice on or before the retirement date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Surrenders and Surrenders--SURRENDERS").

CHARGES AND DEDUCTIONS

  Your Contract will be assessed the following charges and deductions:

  SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE). We apply a charge if you make a partial surrender from or surrender your Contract during the first six Contract Years (see "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--CHARGE FOR PARTIAL SURRENDER OR SURRENDER"). We deduct this charge from the amount surrendered.


        YEAR               CHARGE
        1                    6%
        2                    5
        3                    4
        4                    3
        5                    2
        6                    1
        7 and after          0


  You may annually surrender a maximum of 10% of the Cash Value without incurring a Surrender Charge. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")


  We reserve the right to waive the Surrender Charge as provided in the Contract. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--WAIVER OF SURRENDER CHARGE.")


  ANNUAL ADMINISTRATIVE CHARGE. We deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the retirement date (see "CHARGES AND DEDUCTIONS--Annual Administrative Charge"). We currently waive this charge:


    -   with an initial premium payment of $50,000, or

    -   if you have a Cash Surrender Value of $50,000 on your Contract
        Anniversary.


  We may terminate this waiver at any time.



  TRANSFER PROCESSING FEE. We may assess a $25 fee for the 13th and each subsequent transfer in a Contract Year.



  MORTALITY AND EXPENSE RISK CHARGE. We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.25% (approximately 0.86% for mortality risk and 0.39% for expense risks) (see "CHARGES AND
  DEDUCTIONS--Mortality and Expense Risk Charge").


  INVESTMENT OPTION EXPENSES. The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table on page 6 titled "Annual Investment Option Expenses" lists these fees.

ANNUITY PROVISIONS

  On your retirement date, you may choose to have the Cash Surrender Value distributed to you as follows:

    -   under a payment option, or

    -   in a lump sum (see "PAYMENT OPTIONS").

FEDERAL TAX MATTERS

  You may be subject to adverse tax consequences if you take a distribution from your Contract (see "FEDERAL TAX MATTERS").

OTHER CONTRACTS

  We offer other variable annuity contracts that invest in the same Investment Options of the Funds. These contracts may have different charges that could affect Subaccount performance, and may offer different benefits more suitable to your needs. You may contact the Company to obtain more information about these contracts.

--------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


    The Account commenced operations on December 13, 1993, however, no premiums were received until January 3, 1994. The information presented below reflects the accumulation unit information for the Subaccounts through December 31, 1999.*


                                            ACCUMULATION       ACCUMULATION
                                            UNIT VALUE AT      UNIT VALUE     NUMBER OF UNITS
                                            BEGINNING OF        AT END OF            AT
SUBACCOUNT                                      YEAR              YEAR          END OF YEAR
Value Growth
  1994                                         $10.000000       $ 9.444367      432,277.301991
  1995                                           9.444367        11.757386      517,391.062449
  1996                                          11.757386        13.674196      842,024.475801
  1997                                          13.674196        14.351888    1,480,458.189756
  1998                                          14.351888        10.708359    1,798,954.440607
  1999                                          10.708359         9.903134    1,698,985.167791
High Grade Bond
  1994                                         $10.000000       $ 9.814168       76,901.476870
  1995                                           9.814168        11.081686      111,363.527645
  1996                                          11.081686        11.598221      157,246.624168
  1997                                          11.598221        12.638724      246,715.778945
  1998                                          12.638724        13.424249      478,226.393161
  1999                                          13.424249        13.200202      610,691.272284
High Yield Bond
  1994                                         $10.000000       $ 9.694750      121,183.181173
  1995                                           9.694750        11.030995      204,375.618302
  1996                                          11.030995        12.279317      259,711.686337
  1997                                          12.279317        13.599893      318,387.884067
  1998                                          13.599893        14.357539      574,791.394312
  1999                                          14.357539        14.074203      645,218.673657
Managed
  1994                                         $10.000000       $ 9.391586      399,444.197239
  1995                                           9.391586        11.673937      470,401.235924
  1996                                          11.673937        13.544603      874,077.697751
  1997                                          13.544603        14.812821    1,587,400.851287
  1998                                          14.812821        13.353071    2,135,009.594475
  1999                                          13.353071        12.732614    1,655,918.646748


                                            ACCUMULATION       ACCUMULATION
                                            UNIT VALUE AT      UNIT VALUE     NUMBER OF UNITS
                                            BEGINNING OF        AT END OF            AT
SUBACCOUNT                                      YEAR              YEAR          END OF YEAR
Money Market
  1994                                         $10.000000       $10.244543       34,710.804010
  1995                                          10.244543        10.674932       35,138.421239
  1996                                          10.674932        11.060720       98,181.048713
  1997                                          11.060720        11.490613      103,638.521767
  1998                                          11.490613        11.918652      196,131.265936
  1999                                          11.918652        12.311317      277,902.542187
Blue Chip
  1994                                         $10.000000       $ 9.894181       79,759.631145
  1995                                           9.894181        12.994267      166,613.068180
  1996                                          12.994267        15.598591      420,198.490583
  1997                                          15.598591        19.644248      865,517.558301
  1998                                          19.644248        23.076586    1,405,038.490515
  1999                                          23.076586        27.550162    1,605,404.332352
Mid-Cap Growth
  1999                                         $10.000000        11.558106      148,116.601103
New America Growth
  1999                                         $10.000000        10.618750      148,260.057146
Personal Strategy Balanced
  1999                                         $10.000000        10.190662      204,868.486876
International Stock
  1999                                         $10.000000        12.594365       37,855.933511
Growth
  1999                                         $10.000000        12.470481      463,699.762973
Overseas
  1999                                         $10.000000        13.059675       63,176.428061
Contrafund
  1999                                         $10.000000        11.412001      268,419.718536
Index 500
  1999                                         $10.000000        10.978394      364,582.667227
Growth & Income
  1999                                         $10.000000        10.215613      256,006.036822



    * The Mid-Cap Growth, New America Growth, Personal Strategy Balanced, International Stock, Growth, Overseas, Contrafund, Index 500 and Growth & Income Subaccounts became available on May 1, 1999.

--------------------------------------------------------------------------------

THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS
--------------------------------------------------------------------------------

FARM BUREAU LIFE INSURANCE COMPANY


    The Company was incorporated on October 30, 1944 as a stock life insurance company in the State of Iowa and is principally engaged in the offering of life insurance policies, disability income insurance policies and annuity contracts. One hundred percent of our outstanding voting shares are owned by FBL Financial Group, Inc., of which Iowa Farm Bureau Federation owned 56.47% of the outstanding voting stock at December 31, 1999. We are admitted to do business in 18 states: Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming. Our Home Office is at
    5400 University Avenue, West Des Moines, Iowa 50266.

--------------------------------------------------------------------------------

IOWA FARM BUREAU FEDERATION

    Iowa Farm Bureau Federation is an Iowa not-for-profit corporation, the members of which are county Farm Bureau organizations and their individual members. Iowa Farm Bureau Federation is primarily engaged, through various divisions and subsidiaries, in the formulation, analysis and promotion of programs (at local, state, national and international levels) that are designed to foster the educational, social and economic advancement of its members. The principal offices of Iowa Farm Bureau Federation are at 5400 University Avenue, West Des Moines, Iowa 50266.
--------------------------------------------------------------------------------

FARM BUREAU LIFE ANNUITY ACCOUNT

    On July 26, 1993, we established the Account pursuant to the laws of the State of Iowa. The Account:

        -   will receive and invest premiums paid to it under the Contract;

        - will receive and invest premiums for other variable annuity contracts we issue;

        - meets the definition of a "separate account" under the federal securities laws;

        - is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

    We own the Account's assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account's assets are available to cover the general liabilities of the Company only to the extent that the Account's assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. All obligations arising under the Contracts are general corporate obligations of the Company.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS

    There are currently fifteen Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in all Subaccounts, we only permit you to "actively participate" in a maximum of 10 Investment Options at any one time.

    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, sub-investment adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, sub-investment adviser or manager.

    We have summarized below the investment objectives and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objectives. You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses.


EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Fund.


PORTFOLIO                              INVESTMENT OBJECTIVE

Value Growth Portfolio                 -  This Portfolio seeks long-term capital appreciation. The
                                          Portfolio pursues this objective by investing primarily
                                          in equity securities of companies that the investment
                                          adviser believes have a potential to earn a high return
                                          on capital and/or in equity securities that the
                                          investment adviser believes are undervalued by the market
                                          place. Such equity securities may include common stock,
                                          preferred stock and securities convertible or
                                          exchangeable into common stock.
High Grade Bond Portfolio              -  This Portfolio seeks as high a level of current income as is consistent with an investment in a high grade
                                          portfolio of debt securities. The Portfolio will pursue
                                          this objective by investing primarily in debt securities
                                          rated AAA, AA or A by Standard & Poor's or Aaa, Aa or A
                                          by Moody's Investors Service, Inc. and in securities
                                          issued or guaranteed by the United States government or
                                          its agencies or instrumentalities.
High Yield Bond Portfolio              -  This Portfolio seeks as a primary objective, as high a
                                          level of current income as is consistent with investment
                                          in a portfolio of fixed-income securities rated in the
                                          lower categories of established rating services (commonly
                                          known as "junk bonds"). As a secondary objective, the
                                          Portfolio seeks capital appreciation when consistent with
                                          its primary objective. The Portfolio pursues these
                                          objectives by investing primarily in fixed-income
                                          securities rated Baa or lower by Moody's Investors
                                          Service, Inc. and/or BBB or lower by Standard & Poor's,
                                          or in unrated securities of comparable quality. AN
                                          INVESTMENT IN THIS PORTFOLIO MAY ENTAIL GREATER THAN
                                          ORDINARY FINANCIAL RISK. (See the Fund Prospectus "HIGHER
                                          RISK SECURITIES AND INVESTMENT STRATEGIES--Lower Rated
                                          Debt Securities.")
Managed Portfolio                      -  This Portfolio seeks the highest total investment return of income and capital appreciation. The Portfolio pursues
                                          this objective through a fully managed investment policy
                                          consisting of investment in the following three market
                                          sectors: (i) growth common stocks and securities
                                          convertible or exchangeable into growth common stocks,
                                          including warrants and rights; (ii) high grade debt
                                          securities and preferred stocks of the type in which the
                                          High Grade Bond Portfolio may invest; and (iii) high
                                          quality short-term money market instruments of the type
                                          in which the Money Market Portfolio may invest.

PORTFOLIO                              INVESTMENT OBJECTIVE
Money Market Portfolio                 -  This Portfolio seeks maximum current income consistent
                                          with liquidity and stability of principal. The Portfolio
                                          will pursue this objective by investing in high quality
                                          short-term money market instruments. AN INVESTMENT IN THE
                                          MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                                          BY THE F.D.I.C. OR ANY GOVERNMENT AGENCY. THERE CAN BE NO
                                          ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A
                                          STABLE NET ASSET VALUE OF $1.00 PER SHARE.
Blue Chip Portfolio                    -  This Portfolio seeks growth of capital and income. The
                                          Portfolio pursues this objective by investing primarily
                                          in common stocks of well-capitalized, established
                                          companies. Because this Portfolio may be invested heavily
                                          in particular stocks or industries, an investment in this
                                          Portfolio may entail relatively greater risk of loss.



T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Fund. The Fund is comprised of four portfolios, the following three of which are available under the Contract.


PORTFOLIO                              INVESTMENT OBJECTIVE

Mid-Cap Growth Portfolio               -  This Portfolio seeks to provide long-term capital
                                          appreciation by investing primarily in mid-cap stocks
                                          with the potential for above-average earnings growth. The
                                          investment adviser defines mid-cap companies as those
                                          whose market capitalization falls within the range of
                                          companies in the Standard & Poor's Mid-Cap 400 Index.
New America Growth Portfolio           -  This Portfolio seeks long-term capital growth by
                                          investing primarily in common stocks of U.S. growth
                                          companies operating in service industries.
Personal Strategy Balanced Portfolio   -  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation
                                          and income.


T. ROWE PRICE INTERNATIONAL SERIES, INC. Rowe Price-Fleming International, Inc. is the investment adviser to the Fund.


PORTFOLIO                              INVESTMENT OBJECTIVE

International Stock Portfolio          -  This Portfolio seeks to provide capital appreciation
                                          through investments primarily in established companies
                                          based outside the United States.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Funds. Bankers Trust Company serves as sub-investment adviser to the Index 500 Portfolio. The following portfolios are available under the Policy.


PORTFOLIO                              INVESTMENT OBJECTIVE

Fidelity VIP Growth Portfolio          -  This Portfolio seeks capital appreciation by investing
                                          primarily in common stocks. The Portfolio, however, is
                                          not restricted to any one type of security and may pursue
                                          capital appreciation through the purchase of bonds and
                                          preferred stocks. The Portfolio does not place any
                                          emphasis on dividend income from its investments, except
                                          when the adviser believes this income will have a
                                          favorable influence on the market value of the security.
                                          Growth may be measured by factors such as earnings or
                                          gross sales.

PORTFOLIO                              INVESTMENT OBJECTIVE
Fidelity VIP Overseas Portfolio        -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in foreign securities. The Portfolio
                                          defines foreign securities as securities of issuers whose
                                          principal activities are located outside the United
                                          States. Normally, at least 65% of the Portfolio's total
                                          assets will be invested in foreign securities. The
                                          Portfolio may also invest in U.S. issuers.
Fidelity VIP II Contrafund Portfolio   -  This Portfolio seeks capital appreciation by investing in securities of companies whose value the adviser believes
                                          is not fully recognized by the public. The Portfolio
                                          normally invests primarily in common stocks and
                                          securities convertible into common stock, but it has the
                                          flexibility to invest in other types of securities.
Fidelity VIP II Index 500 Portfolio    -  This Portfolio seeks to provide investment results that correspond to the total return of a broad range of common
                                          stocks publicly traded in the United States. To achieve
                                          this objective, the Portfolio attempts to duplicate the
                                          composition and total return of the S&P 500.
Fidelity VIP III Growth & Income       -  This Portfolio seeks high total return through a
Portfolio                                 combination of current income and capital appreciation by
                                          investing mainly in equity securities. The Portfolio
                                          expects to invest the majority of its assets in domestic
                                          and foreign equity securities, with a focus on those that
                                          pay current dividends and show potential earnings growth.
                                          However, the Portfolio may buy debt securities as well as
                                          equity securities that are not currently paying
                                          dividends, but offer prospects for capital appreciation
                                          or future income.

    The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects owners, we will take appropriate action on our own, which may include withdrawing the Account's investment in that Fund. (See the Fund prospectuses for more detail.)

    We may receive compensation from an affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s).

    Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Fund by the SEC.
--------------------------------------------------------------------------------

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We will not substitute any shares attributable to your interest in a

    Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

    We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Contract Owners on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

    In the event of any such substitution, deletion or change, we may make appropriate changes in this and other contracts to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Cash Value funded by such Subaccount without paying the associated Surrender Charge. You may also transfer the portion of the Cash Value affected without paying a transfer charge.

    If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

        - operate the Account as a management investment company under the 1940 Act,

        - deregister the Account under that Act in the event such registration is no longer required, or

        -   combine the Account with our other separate accounts.

    In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

--------------------------------------------------------------------------------

DESCRIPTION OF ANNUITY CONTRACT
--------------------------------------------------------------------------------

ISSUANCE OF A CONTRACT


    You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), a broker-dealer having a selling agreement with EquiTrust Marketing or a broker-dealer having a selling agreement with such broker-dealer. Your Contract Date will be the date the properly completed application is received at our Home Office. (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) The Company sells the Contract to retirement plans that qualify for special federal tax treatment under the Code. We do not apply a maximum age for owners on the Contract Date.

--------------------------------------------------------------------------------

PREMIUMS

    The minimum initial premium amount the Company will accept is $1,000. You may make mimimum subsequent premium payments of $50 at any time during the annuitant's lifetime and before the retirement date.

    You may select to receive a premium reminder notice schedule based on an annual, semi-annual or quarterly payment, for which you may change the amount and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can select a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. Your Contract will not necessarily lapse even if premiums are not paid.

--------------------------------------------------------------------------------

FREE-LOOK PERIOD


    We provide for an initial "free-look" period during which time you have the right to return the Contract within 10 days after you receive it. (If you reside in Idaho, North Dakota or Wisconsin, you are allowed to return the Contract within 20 days after you receive it. Certain states may provide for a 30 day free-look period in a replacement situation.) If you return the Contract, it will become void and you will receive the greater of:


        -   premiums paid, or


        - the Cash Value on the date we receive the returned Contract at the Home Office, plus administrative charges and any other charges deducted from the Account.

--------------------------------------------------------------------------------

ALLOCATION OF PREMIUMS

    Upon receipt at our Home Office of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Money Market Subaccount within two business days. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

    You can allocate premiums paid to one or more Subaccounts, the Declared Interest Option, or both. Each allocation must be in whole percentages for a minimum of 10% of your premium payment.


        - We will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date.


        - At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

        - We will allocate subsequent premiums in the same manner at the end of the valuation period when we receive them at our Home Office, unless the allocation percentages are changed.


        - You may change your allocation schedule at any time by sending written notice to the Home Office. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation schedule in effect. Changing your allocation schedule will not alter the allocation of your existing Cash Values among the Subaccounts or the Declared Interest Option.


        - You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation schedule.


    Because the Cash Values in each Subaccount will vary with that Subaccount's investment experience, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

--------------------------------------------------------------------------------

VARIABLE CASH VALUE

    The variable cash value of your Contract will reflect the investment experience of your selected Subaccounts, any premiums paid, surrenders or partial surrenders, transfers and charges assessed. The Company does not guarantee a minimum variable cash value, and, because your Contract's variable cash value on any future date depends upon a number of variables, it cannot be predetermined.

    CALCULATION OF VARIABLE CASH VALUE. Your Contract's variable cash value is determined at the end of each valuation period and is the aggregate of the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount's unit value by the number of units allocated to that Subaccount.

    DETERMINATION OF NUMBER OF UNITS. The amounts you allocate to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subacount in your Contract is calculated at the end of the valuation period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the valuation period, we will increase the number of units in each Subaccount by:

        -   any premiums paid, and

        - any amounts transferred from another Subaccount or the Declared Interest Option.

    We will decrease the number of units in each Subaccount by:

        -   any amounts withdrawn,

        -   applicable charges assessed, and


        - any amounts transferred to another Subaccount or the Declared Interest Option.


    DETERMINATION OF UNIT VALUE. We have set the unit value for each Subaccount's first valuation period at $10. We calculate the unit value for a Subaccount for each subsequent valuation period by dividing (a) by
    (b) where:

          (a) is the net result of:

                  1. the value of the net assets in the Subaccount at the end of the preceding valuation period; plus


                  2. the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current valuation period; minus


                  3. the capital losses, realized or unrealized, charged against the Subaccount during the current valuation period; minus


                  4. any amount charged for taxes or any amount set aside during the valuation period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus


                  5. the daily amount charged for mortality and expense risks for each day of the current valuation period.

          (b) is the number of units outstanding at the end of the preceding valuation period.
--------------------------------------------------------------------------------

TRANSFER PRIVILEGE


    You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the retirement date. We will process all transfers based on the net asset value next determined after we receive your written request at the Home Office.



        - The minimum amount of each transfer is $100 or the entire amount in that Subaccount or the Declared Interest Option, if less.


        - Transfers out of the Declared Interest Option must be for no more than 25% of the Cash Value in that option.

        - If a transfer would reduce the Cash Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

        - The Company waives fees for the first twelve transfers during a Contract Year.

        - The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.

        - We allow an unlimited number of transfers among or between the Subaccounts or the Declared Interest Option. (See "DECLARED INTEREST OPTION--Transfers from Declared Interest Option.")

    All transfer requests received in a valuation period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

    You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. We reserve the right to suspend telephone transfer privileges at any time.
--------------------------------------------------------------------------------

PARTIAL SURRENDERS AND SURRENDERS


    PARTIAL SURRENDERS. You may surrender part of the Cash Value upon written notice at any time before the Retirement Date.


        -   The minimum amount which you may partially surrender is $500.


        - The maximum amount which you may partially surrender is that which would leave the remaining Cash Value equal to or less than $2,000. If your partial surrender reduces your Cash Value to $2,000 or less, it may be treated as a full surrender of the Contract.



    We will process your partial surrender based on the net asset value next determined after we receive your written request at the Home Office. You may annually surrender a maximum of 10% of the Cash Value without incurring a Surrender Charge. You may elect to have any applicable Surrender Charge deducted from your remaining Cash Value or the amount partially surrendered. (See "Surrender Charge.")



    You may specify the amount of the partial surrender to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial surrender from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Cash Value on the date we receive your request at the Home Office.



    SURRENDER. You may fully surrender your Contract upon written notice on or before the retirement date. We will determine your Cash Surrender Value based on the net asset value next determined after we receive your written request and your Contract at the Home Office. You may choose to have the Cash Surrender Value distributed to you as follows:


        -   under a payment option, or

        -   in a lump sum.

    SURRENDER AND PARTIAL SURRENDER RESTRICTIONS. Your right to make partial surrenders and full surrenders is subject to any restrictions imposed by applicable law or employee benefit plan and you may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. (See "Taxation of Annuities.")

    RESTRICTIONS ON DISTRIBUTIONS FROM CERTAIN TYPES OF CONTRACTS. Surrenders and partial surrenders of Contracts which are used as funding vehicles for Code Section 403(b) retirement plans are subject to certain restrictions. (See "FEDERAL TAX MATTERS--Taxation of Qualified Plans--TAX SHELTERED ANNUITIES.")

--------------------------------------------------------------------------------

SPECIAL TRANSFER AND WITHDRAWAL OPTIONS

    You may elect the following options on your initial application or at a later date by completing the applicable Request Form and returning it to the Home Office. The options selected will remain in effect until we receive a written termination request from you at the Home Office. The use of Automatic Rebalancing or Dollar Cost Averaging does not guarantee profits, nor protect you against losses.


    AUTOMATIC REBALANCING. You may automatically reallocate your Cash Value among the Subaccounts and Declared Interest Option each year to return your Cash Value to your most recent premium allocation percentages.


        -   We will reallocate monies according to the percentage allocation schedule in effect on your Contract Anniversary.

        - The maximum number of Subaccounts which you may select at any one time is ten.

        - This feature is not considered in the twelve free transfers during a Contract Year.

        - Rebalancing will occur on the fifth Business Day of the month following your Contract Anniversary.

        - This feature cannot be utilized in combination with Dollar Cost Averaging.

    DOLLAR COST AVERAGING. You may periodically transfer a specified amount among the Subaccounts or the Declared Interest Option.

        -   The minimum amount of each transfer is $100.

        - The maximum number of Subaccounts which you may select at any one time is ten, including the Declared Interest Option.

        - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

        - We will terminate this option when monies in the source account are inadequate.

        - This feature is considered in the twelve free transfers during a Contract Year.

        - This feature cannot be utilized in combination with Automatic Rebalancing or Systematic Withdrawals.

    SYSTEMATIC WITHDRAWALS. You may elect to receive automatic partial withdrawals.

        - You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

        - You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

        -   The minimum amount which you may withdraw is $500.

        - The maximum amount which you may withdraw is that which would leave the remaining Cash Value equal to or less than $2,000.

        - You may annually withdraw a maximum of 10% of Cash Value without incurring a Surrender Charge.

        - Distributions will take place on the same date each month as the Contract Date.

        - You may change the amount and frequency upon written request to the Home Office.

        - This feature cannot be utilized in combination with Dollar Cost Averaging.

    We may terminate these privileges at any time.

--------------------------------------------------------------------------------

DEATH BENEFIT BEFORE THE RETIREMENT DATE

    If an annuitant (who is always the owner) dies prior to the retirement date, we will pay the death benefit to the beneficiary. The death benefit will be determined as of the date we receive Due Proof of Death and is equal to the greater of:

        - premiums paid, less any partial surrenders (including applicable Surrender Charges), or

        -   the Cash Value.

    We will pay the death benefit to the beneficiary in a lump sum unless the owner or beneficiary elects a payment option.

    There is no death benefit payable if the owner dies after the retirement date.

    We are required, by federal tax law applicable to Non-Qualified Contracts, to distribute the Cash Value to the beneficiary within five years of the owner's death. This requirement is considered satisfied if proceeds are distributed over the life of the beneficiary (or a period not exceeding the life expectancy of the beneficiary), provided they begin within one year of the owner's death. However, if the owner's spouse is the designated beneficiary, he or she may continue the Contract as the new owner.

    If the owner dies on or after the retirement date, any remaining payments will be distributed under the payment option in effect on the owner's date of death.

    Other rules may apply to a Qualified Contract.
--------------------------------------------------------------------------------

PROCEEDS ON THE RETIREMENT DATE

    You select the retirement date. For Non-Qualified Contracts, the retirement date may not be after the later of the annuitant's age 70 or 10 years after the Contract Date. For Qualified Contracts, the retirement date must be no later than the annuitant's age 70 1/2 or such other date as meets the requirements of the Code.


    On the retirement date, we will apply the proceeds under the life income annuity payment option with ten years guaranteed, unless you choose to have the proceeds paid under another option or in a lump sum. (See "Payment Options.") If a payment option is elected, we will apply the Cash Value less any applicable Surrender Charge. If a lump sum payment is chosen, we will pay the Cash Surrender Value on the retirement date.


    You may change the retirement date subject to these limitations:

        - we must receive a written notice at the Home Office at least 30 days before the current retirement date;

        - the requested retirement date must be a date that is at least 30 days after receipt of the written notice; and

        - the requested retirement date must be no later than the annuitant's 70th birthday or any earlier date required by law.
--------------------------------------------------------------------------------

PAYMENTS

    We will usually pay any surrender, partial surrender or death benefit within seven days of receipt of a written request at the Home Office. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

        - the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

        - the SEC permits by an order the postponement for the protection of owners; or

        - the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account's net assets not reasonably practicable.

    If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

    We have the right to defer payment of any surrender, partial surrender or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.
--------------------------------------------------------------------------------

MODIFICATION


    You may modify your Contract only if one of our officers agrees in writing to such modification.


    Upon notification to you, we may modify your Contract if:

        - necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

        - necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

        -   necessary to reflect a change in the operation of the Account; or

        - the modification provides additional Subaccount and/or fixed accumulation options.

    We will make the appropriate endorsement to your Contract in the event of most such modifications.
--------------------------------------------------------------------------------

REPORTS TO OWNERS

    We will mail to you, at least annually, a report containing the Cash Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, partial surrenders taken and charges deducted since your last report, and any other information required by any applicable law or regulation.
--------------------------------------------------------------------------------

INQUIRIES

    You may contact the Company in writing at our Home Office if you have any questions regarding your Contract

--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------

    You may allocate some or all of your premium payments, and transfer some or all of your Cash Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).


    The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the "1933 Act"), and neither the Declared Interest Option nor the Company's General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company's General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


    The portion of your Cash Value allocated to the Declared Interest Option (the "Declared Interest Option cash value") will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations.
--------------------------------------------------------------------------------

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

    The Declared Interest Option cash value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option cash value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate.

    Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option cash value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option cash value.

    We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.

    CALCULATION OF DECLARED INTEREST OPTION CASH VALUE. The Declared Interest Option cash value is equal to:

        -   amounts allocated and transferred to it, plus

        -   interest credited, less

        -   amounts deducted, transferred or surrendered.
--------------------------------------------------------------------------------

TRANSFERS FROM DECLARED INTEREST OPTION

    Only one transfer from the Declared Interest Option is allowed to any or all of the Subaccounts in each Contract Year. The amount you transfer may not exceed 25% of the Declared Interest Option Cash Value on the date of transfer. However, if the balance after the transfer is less than $1,000, you may transfer the entire amount.
--------------------------------------------------------------------------------

PAYMENT DEFERRAL

    We have the right to defer payment of any surrender, partial surrender or transfer from the Declared Interest Option for up to six months.

--------------------------------------------------------------------------------

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

    CHARGE FOR PARTIAL SURRENDER OR SURRENDER. We apply a charge if you make a partial surrender from or surrender your Contract during the first six Contract years.


                CONTRACT YEAR IN WHICH                  CHARGE AS PERCENTAGE OF
                   SURRENDER OCCURS                     AMOUNT SURRENDERED

1                                                                  6%
2                                                                  5
3                                                                  4
4                                                                  3
5                                                                  2
6                                                                  1
7 and after                                                        0

    If Surrender Charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total Surrender Charges assessed under a Contract exceed 8.5% of the total premiums paid under that Contract.

    If the Contract is being surrendered, the Surrender Charge is deducted from the Cash Value in determining the Cash Surrender Value. For a partial surrender, the Surrender Charge may, at the election of the owner, be deducted from the Cash Value remaining after the amount requested is withdrawn or from the amount of the surrender requested.


    AMOUNTS NOT SUBJECT TO SURRENDER CHARGE. You may annually surrender a maximum of 10% of the Cash Value without incurring a Surrender Charge. (This right is not cumulative from Contract Year to Contract Year.)


    SURRENDER CHARGE AT THE RETIREMENT DATE. A Surrender Charge will be assessed against your Cash Value at the retirement date if you select a payment option other than options 2-5 described below (see "Payment Options"). We do not apply a Surrender Charge if you select payment options 3 or 5. If you select payment options 2 or 4, we assess a Surrender Charge by adding the number of years for which payments will be made to the number of Contract Years since your Contract inception and applying this sum in the table of Surrender Charges.

    WAIVER OF SURRENDER CHARGE. We reserve the right to waive the Surrender Charge after your first Policy Year if the annuitant is terminally ill (as defined in your Contract), stays in a qualified nursing center for 90 days, or is required to satisfy minimum distribution requirements in accordance with the Code. We must receive written notification, before the retirement date, at the Home Office in order to activate this waiver.
--------------------------------------------------------------------------------

ANNUAL ADMINISTRATIVE CHARGE

    We apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the retirement date. We deduct this charge from your Cash Value and use it to reimburse us for administrative expenses relating to your Contract. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Cash Value. We do not assess this charge during the annuity payment period.

    We currently waive the annual administrative charge:

        -   with an initial premium payment of $50,000, or

        -   upon a Cash Surrender Value of $50,000 on your Contract Anniversary.

    We may terminate this privilege at any time.
--------------------------------------------------------------------------------

TRANSFER PROCESSING FEE

    We waive the transfer processing fee for the first twelve transfers during a Contract Year, but may assess a $25 charge for each subsequent transfer. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

    We apply a daily mortality and expense risk charge at an annual rate of 1.25% (daily rate of 0.0034035%) (approximately 0.86% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Company for assuming mortality and expense risks.

    The mortality risk we assume is that annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the owner/annuitant dies before the retirement date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

    We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.
--------------------------------------------------------------------------------

INVESTMENT OPTION EXPENSES

    The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this prospectus and the accompanying Investment Option prospectuses.)
--------------------------------------------------------------------------------

PREMIUM TAXES

    Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Cash Value.
--------------------------------------------------------------------------------

OTHER TAXES

    Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

--------------------------------------------------------------------------------

PAYMENT OPTIONS
--------------------------------------------------------------------------------


    Your Contract ends on the retirement date you select (see "DESCRIPTION OF ANNUITY CONTRACT--Proceeds On Retirement Date"). At that time, your proceeds will be applied under a payment option, unless you elect to receive this amount in a single sum. Should you not elect a payment option on the retirement date, proceeds will be paid as a life income annuity with payments guaranteed for ten years. The proceeds are the amount you apply to a payment option. The amount of proceeds will equal either: (1) the Cash Surrender Value if you are surrendering the Contract; or (2) the death benefit if the annuitant dies; or (3) the amount of any partial withdrawal you apply to a payment option.



    Prior to the retirement date, you may elect to have your proceeds applied under a payment option, or a beneficiary can have the death benefit applied under a payment option. In either case, the Contract must be surrendered for a lump sum payment to be made, or a supplemental agreement to be issued for the payment option.



    You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments (available under all payment options), variable annuity payments (available under options 3 and 7 only), or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts to which we will apply your proceeds.



    The annuity payment date is the date you select as of which we compute annuity payments. If you elect to receive variable annuity payments, the annuity payment date may not be the 29th, 30th or 31st day of any month. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date.



    Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments.

--------------------------------------------------------------------------------


ELECTION OF PAYMENT OPTIONS AND ANNUITY PAYMENTS


    While the annuitant is living, you may elect, revoke or change a payment option at any time before the retirement date. Upon an annuitant's death, if a payment option is not in effect or if payment will be made in one lump sum under an existing option, the beneficiary may elect one of the options after the death of the owner/annuitant.

    We will initiate an election, revocation or change of a payment option upon receipt of your written request at the Home Office.


    We have provided a description of the available payment options below. The term "effective date" means the date as of which the proceeds are applied to a payment option. The term "payee" means a person who is entitled to receive payment under a payment option.



    FIXED ANNUITY PAYMENTS. Fixed annuity payments are periodic payments we make to the designated payee. The dollar amount of each payment does not change. We calculate the amount of each fixed annuity payment based on:



        -   the form and duration of the payment option chosen;



        -   the annuitant's age and sex;

        - the amount of proceeds applied to purchase the fixed annuity payments, and



        -   the applicable annuity purchase rates.



    We use a minimum annual interest rate of 3% to compute fixed annuity payments. We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate.



    The payee may elect to receive fixed annuity payments under each of the payment options described below. Under Option 1 (Interest Income), the proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in equal periodic payments. Under Option 4 (Income for Fixed Amount), proceeds are paid in amounts and at intervals specified by the payee. For each other payment option, we determine the dollar amount of the first fixed annuity payment for the remaining payment options by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the annuity purchase rate for the selected payment option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment. We reserve the right to refuse the election of a payment option, and to make a lump sum payment to the payee if:



           (1) the total payments would be less than $2,000;



           (2) the amount of each payment would be less than $20; or



           (3) the payee is an assignee, estate, trustee, partnership, corporation, or association.



    VARIABLE ANNUITY PAYMENTS. Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Option 3 (Life Income Option with Term Certain) and Option 7 (Joint and 100% to Survivor Monthly Life Income Option). We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the annuity purchase rate for the selected payment option. Therefore, the dollar amount of the first variable annuity payment will depend on:



        -   the dollar amount of proceeds being applied to a payment option;



        -   the payment option selected;



        -   the age and sex of the annuitant; and



        - the assumed interest rate ("AIR") used in the variable payment option tables (5% per year).



    We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date by the annuity purchase rate for the selected payment option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.



    An "annuity unit" is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if the Valuation Period does not end on such date. The number of annuity units attributable to each Subaccount remains constant unless there is an exchange of annuity units (see "EXCHANGING ANNUITY UNITS" below).



    We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

    The annuity unit value for each Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:



           (a) is the annuity unit value for the immediately preceding Valuation Period;



           (b) is the net investment factor for that Valuation Period (described below); and



           (c) is the daily assumed interest factor for each day in that Valuation Period. The AIR we use for variable annuity payment options is 5% per year. The daily assumed interest factor derived from an AIR of 5% per year is 0.9998663.



    We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:



           (x) is the net result of:



               1. the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS



               2. the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS



               3. the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period; PLUS or MINUS



               4. any amount charged against or credited to the Subaccount for taxes, or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount.



           (y) is the net asset value of the Subaccount for the immediately preceding Valuation Period



           (z) is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.



    If the annualized net investment return of a Subaccount for an annuity payment period is equal to the AIR, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the AIR, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the AIR, the payment for that period will be less than the payment for the prior period.



    For variable annuity payments, we reserve the right to:



           (1) refuse the election of a payment option if total payments would be less than $5,000;



           (2) refuse to make payments of less than $50 each; or



           (3) make payments at less frequent intervals if payments will be less than $50 each.



    EXCHANGING ANNUITY UNITS. By making a written or telephone request to us at any time after the effective date, the payee may exchange the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The exchange request will take effect as of the end of the Valuation Period when we receive the request. On the date of the exchange, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may exchange annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit exchanges of annuity units between the Subaccounts.

    SURRENDERS. By written request, a payee may make a full surrender of the payments remaining in a payment option and receive the surrender value. We do not allow any partial withdrawals of the dollar amounts allocated to a payment option. The surrender value is equal to:



           (a) the commuted value of remaining payments in a payment option;
       MINUS



           (b) a commutation fee that varies by year since the retirement date.



    The commuted value is the present value of the remaining stream of payments in a payment option, computed using the AIR and the annuity unit value(s) calculated as of the date we receive your surrender request. We assume that each payment under a variable payment option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount.



    We will deduct a commutation fee (surrender charge) on any full surrenders requested during the first six years of a payment option. We assess the commutation fee as a percentage of the original proceeds. The commutation fee begins at 6% during the first year of a payment option and declines by 1% in each of the next five years. Full surrenders requested after the sixth year of a payment option are not subject to a commutation fee.



    Please refer to APPENDIX A for more information on variable annuity payments.

--------------------------------------------------------------------------------


DESCRIPTION OF PAYMENT OPTIONS



    OPTION 1--INTEREST INCOME. The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.


    OPTION 2--INCOME FOR A FIXED TERM. The proceeds are paid in equal installments for a fixed number of years.


    OPTION 3--LIFE INCOME OPTION WITH TERM CERTAIN. The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee's lifetime with the guarantee that payments will be made for a specified number of years.


    OPTION 4--INCOME FOR FIXED AMOUNT. The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest are exhausted.

    OPTION 5--JOINT AND TWO-THIRDS TO SURVIVOR MONTHLY LIFE INCOME. The proceeds are paid in equal installments while two joint payees live. When one payee dies, future proceeds equal to two-thirds of the initial payment will be made to the survivor for their lifetime.


    OPTION 6--JOINT AND ONE-HALF TO SURVIVING SPOUSE. The proceeds are paid in equal monthly installments while two payees live. When the principal payee dies, the payment to the surviving spouse is reduced by 50%. If the spouse of the principal payee dies first, the payment to the principal payee is not reduced.



    OPTION 7--JOINT AND 100% TO SURVIVOR MONTHLY LIFE INCOME OPTION. The proceeds are paid in monthly installments while two joint payees live. When one payee dies, future proceeds will be made to the survivor for his or her lifetime.



    ALTERNATE PAYMENT OPTION. The Company may make available alternative payment options.


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
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YIELDS AND TOTAL RETURNS
--------------------------------------------------------------------------------

    We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

    The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option's total operating expenses. (See the accompanying Investment Option prospectuses.)

    The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment.

    The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52-weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one, five and ten year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Contract charges which were in effect at inception of the Subaccounts.

    The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Contract at the end of each period indicated, but excluding any deductions for premium taxes).

    In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Company may disclose cumulative total return for Contracts funded by Subaccounts.

    Each Investment Option's yield, and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

    In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research

    Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

    The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

    Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

    We may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

--------------------------------------------------------------------------------

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------


THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE


INTRODUCTION

    This discussion is based on the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

    A Contract may be purchased on a non-qualified basis ("Non-Qualified Contract") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Contract"). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the "Code"). The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the owner, the annuitant or the beneficiary depends on the type of retirement plan, the tax and employment status of the individual concerned, and the Company's tax status. In addition, an individual must satisfy certain requirements in connection with:

        - purchasing a Qualified Contract with proceeds from a tax-qualified plan, and

        -   receiving distributions from a Qualified Contract

    in order to continue to receive favorable tax treatment.

    Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

--------------------------------------------------------------------------------

TAX STATUS OF THE CONTRACT

    The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Cash Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

    DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code provides that separate account investments must be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as an annuity contract for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. Although the investment adviser of EquiTrust Variable Insurance Series Fund is an affiliate of the Company, we do not have control over the Fund or its investments. Nonetheless, the Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements.

    OWNER CONTROL. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contract owner's gross income. The IRS has stated in published rulings that a variable annuity contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

    The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the contract owner has additional flexibility in allocating premium payments and Cash Values. These differences could result in a contract owner being treated as the owner of a pro rata potion of the assets of the Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the contract owner from being considered the owner of the assets of the Account.

    REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

        - if any owner dies on or after the retirement date but before the interest in the contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and

        - if any owner dies prior to the date annuity payments begin, the interest in the Contract will be distributed within five years after the date of the owner's death.

    These requirements will be considered satisfied as to any portion of the owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of that owner's death. The owner's designated beneficiary is the person designated by such owner as a beneficiary and to whom ownership of the contract passes by reason of death and must be a natural person. However, if the designated beneficiary is the surviving spouse of the owner, the Contract may be continued with the surviving spouse as the new owner.

    Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

    Other rules may apply to Qualified Contracts.
--------------------------------------------------------------------------------

TAXATION OF ANNUITIES

THE FOLLOWING DISCUSSION ASSUMES THAT THE CONTRACTS WILL QUALIFY AS ANNUITY CONTRACTS FOR FEDERAL INCOME TAX PURPOSES.

    IN GENERAL. Section 72 of the Code governs taxation of annuities in general. The Company believes that an owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Cash Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

    NON-NATURAL OWNER. A non-natural owner of an annuity contract generally must include any excess of cash value over the "investment in the contract" as income during the taxable year. However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:

        - the nominal owner is a trust or other entity which holds the contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

        - the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

        -   the Contract is issued in connection with certain Qualified Plans;

        - the Contract is purchased by an employer upon the termination of certain Qualified Plans;

        - the Contract is used in connection with a structured settlement agreement; or

        - the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

    A prospective owner that is not a natural person should discuss these exceptions with their tax adviser.

    THE FOLLOWING DISCUSSION GENERALLY APPLIES TO CONTRACTS OWNED BY NATURAL PERSONS.

    PARTIAL SURRENDERS. Under Section 72(e) of the Code, if a partial surrender is taken from a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the investment in the contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.

    Under Section 72(e) of the Code, if a partial surrender is taken from a Non-Qualified Contract, amounts received are generally first treated as taxable income to the extent that the Cash Value immediately before the partial surrender exceeds the investment in the contract at that time. Any additional amount surrendered is not taxable.

    In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the contract.

    Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity contract for another and the contract received is treated as a new contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to
    Section 1035 transactions and prospective owners wishing to take advantage of Section 1035 should consult their tax adviser.

    ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, under Code Section 72(b), generally (prior to recovery of the investment in the contract) gross income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the contract bears to the expected return at the annuity starting date. Stated differently, prior to recovery of the investment in the contract, generally, there is no tax on the amount of each payment which represents the same ratio that the investment in the contract bears to the total expected value of the annuity payments for the term of the payment; however, the remainder of each income payment is taxable. After the investment in the contract is recovered, the full amount of any additional annuity payments is taxable. Special rules apply to distributions from Roth IRAs.

    TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of the death of the owner. Generally, such amounts are includible in the income of the recipient as follows:

        - if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or

        - if distributed under a payment option, they are taxed in the same way as annuity payments.

    For these purposes, the investment in the Contract remains the amount of any purchase payments which were not excluded from gross income.

    PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Contract, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

        -   made on or after the taxpayer reaches age 59 1/2;

        - made on or after the death of the holder (or if the holder is not an individual, the death of the primary annuitant);

        -   attributable to the taxpayer becoming disabled;

        - as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary;

        - made under certain annuities issued in connection with structured settlement agreements;

        - made under an annuity contract that is purchased with a single premium when the retirement date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

        - any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a contract issued before that date.

    Other tax penalties may apply to certain distributions under a Qualified Contract. Contract owners should consult their tax adviser.

--------------------------------------------------------------------------------

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

    Certain tax consequences may result upon:

        -   a transfer of ownership of a Contract,

        - the designation of an annuitant, payee or other beneficiary who is not also the owner,

        -   the selection of certain retirement dates, or

        -   the exchange of a Contract.

    An owner contemplating any of these actions should consult their tax adviser.
--------------------------------------------------------------------------------

WITHHOLDING

    Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the owner's tax status.

    Eligible rollover distributions from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An "eligible rollover distribution" is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.
--------------------------------------------------------------------------------

MULTIPLE CONTRACTS


    All non-qualified deferred annuity contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, a Contract owner should consult a competent tax adviser before purchasing more than one annuity contract.

--------------------------------------------------------------------------------

TAXATION OF QUALIFIED PLANS

    The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

        -   contributions in excess of specified limits;

        -   distributions prior to age 59 1/2 (subject to certain exceptions);

        - distributions that do not conform to specified commencement and minimum distribution rules; and

        -   other specified circumstances.

    Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract Owners, the annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. For qualified plans under Section 401(a), 403(a), 403(b) and 457, the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) reaches age 70 1/2. For IRAs described in
    Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) reaches age 70 1/2. For Roth IRAs under Section 408A, distributions are not required during the owner's (or plan participant's) lifetime. Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.

    CORPORATE PENSION AND PROFIT SHARING PLANS AND H.R. 10 PLANS. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

    INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA". These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Service. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of $2,000 or 100% of the owner's adjusted gross income and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

    Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

    SIMPLE IRAS. Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation up to $6,000 (as increased for cost of living adjustments). The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

    ROTH IRAS. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

        -   before age 59 1/2 (subject to certain exceptions), or

        - during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

    TAX SHELTERED ANNUITIES. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premiums may be subject to FICA (social security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

        - elective contributions made in years beginning after December 31, 1988;

        -   earnings on those contributions; and

        - earnings in such years on amounts held as of the last year beginning before January 1, 1989.

    Distribution of those amounts may only occur upon:

        -   death of the employee,

        -   attainment of age 59 1/2,

        -   separation from service,

        -   disability, or

        -   financial hardship.

    In addition, income attributable to elective contributions may not be distributed in the case of hardship.

    RESTRICTIONS UNDER QUALIFIED CONTRACTS. Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.
--------------------------------------------------------------------------------

POSSIBLE CHARGE FOR THE COMPANY'S TAXES


    The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Subaccounts or to the Contracts.

--------------------------------------------------------------------------------

OTHER TAX CONSEQUENCES

    As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each owner or recipient of the distribution. You should consult your tax adviser for further information.

--------------------------------------------------------------------------------

DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------

    The Contracts will be offered to the public on a continuous basis. We do not anticipate discontinuing the offering of the Contracts, but reserve the right to do so. Applications for Contracts are solicited by agents, who in addition to being licensed by applicable state insurance authorities to sell the variable annuity contracts and variable life insurance policies for the Company, are also registered representatives of EquiTrust Marketing, broker-dealers having selling agreements with EquiTrust Marketing or broker-dealers having selling agreements with such broker-dealers. EquiTrust Marketing is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

    EquiTrust Marketing serves as the Principal Underwriter, as defined in the 1940 Act, of the Contracts for the Account pursuant to an Underwriting Agreement between the Company and EquiTrust Marketing and is not obligated to sell any specific number of Contracts. EquiTrust Marketing's principal business address is the same as that of the Company.

    The Company may pay sales representatives commissions up to an amount equal to 4% of the premiums paid under a Contract during the first six Contract years and 1% of the premiums paid in the seventh and subsequent Contract years. Managers of sales representatives may also receive commission overrides of up to 30% of the sales representatives commissions. We may also pay other distribution expenses such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges against the Contracts that are not described under "CHARGES AND DEDUCTIONS."

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LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

    The Company, like other life insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account or the Company.

--------------------------------------------------------------------------------

VOTING RIGHTS
--------------------------------------------------------------------------------

    To the extent required by law, the Company will vote the Fund shares held in the Account at regular and special shareholder meetings of the Funds, in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

    The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have Cash Value, and may include fractional votes. (You only have voting interest prior to the retirement date.) The number of votes attributable to a Subaccount is determined by dividing your Cash Value in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

    The number of votes of an Investment Option which are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by each Fund. For each Subaccount in which you have a voting interest, you will receive proxy materials and reports relating to any meeting of shareholders of the Investment Option in which that Subaccount invests.


    The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.


--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The audited consolidated balance sheets of the Company as of December 31, 1999 and 1998, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999, as well as the related Report of Independent Auditors are contained in the Statement of Additional Information. Likewise, the audited statement of net assets for the Account as of December 31, 1999 and the related statements of operations for the year then ended and changes in net assets for each of the two years then ended, as well as the related Report of Independent Auditors are contained in the Statement of Additional Information.



    [Financial statements to be filed by amendment.]

--------------------------------------------------------------------------------


APPENDIX A

--------------------------------------------------------------------------------


CALCULATING VARIABLE ANNUITY PAYMENTS



The following chart has been prepared to show how investment performance could affect variable annuity payments over time. It illustrates the variable annuity payments under a supplemental agreement issued in consideration of proceeds from a non-qualified Contract. The chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. Of course, the illustrations merely represent what such payments might be under a HYPOTHETICAL supplemental agreement issued for proceeds from a HYPOTHETICAL Contract.



WHAT THE CHART ILLUSTRATES. The chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental agreement issued in consideration of proceeds from a hypothetical non-qualified Contract assuming a different hypothetical rate of return for a single Subaccount supporting the agreement. The chart assumes that the first monthly payment in the initial year shown is $1,000.



HYPOTHETICAL RATES OF RETURN. The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses:
0.00%, 3.45%, 6.90%, 9.45%, and 12.00%. Net of all expenses, these constant returns are: -1.90%, 1.55%, 5.00%, 7.55%, and 10.1%. The first variable annuity payment for each year reflects the 5% AIR net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.65% of their average daily net assets. This is the weighted average of Fund expenses shown in the Annual Investment Option Expenses table on page 6. The mortality and expense risk charge is assumed to be at an annual rate of 1.25% of the illustrated Subaccount's average daily net assets.



THE FIRST MONTHLY VARIABLE ANNUITY PAYMENTS DEPICTED IN THE CHART ARE BASED ON HYPOTHETICAL SUPPLEMENTAL AGREEMENTS AND HYPOTHETICAL INVESTMENT RESULTS AND ARE NOT PROJECTIONS OR INDICATIONS OF FUTURE RESULTS. THE COMPANY DOES NOT GUARANTEE OR EVEN SUGGEST THAT ANY SUBACCOUNT, CONTRACT OR AGREEMENT ISSUED BY IT WOULD GENERATE THESE OR SIMILAR MONTHLY PAYMENTS FOR ANY PERIOD OF TIME. THE CHART IS FOR ILLUSTRATION PURPOSES ONLY AND DOES NOT REPRESENT FUTURE VARIABLE ANNUITY PAYMENTS OR FUTURE INVESTMENT RETURNS. The first variable annuity payment in each year under an actual agreement issued in connection with an actual Contract may be more or less than those shown if the actual returns of the Subaccount(s) selected by an owner are different from the hypothetical returns. Because it is likely that a Subaccount's investment return will fluctuate over time, variable annuity payments actually received by a payee may be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the payment option selected, and, for the life contingent options, upon the life of the payee. See the prospectus section titled "PAYMENT OPTIONS--Election of Payment Options and Annuity Payments."



ASSUMPTIONS ON WHICH THE HYPOTHETICAL AGREEMENT AND CONTRACT ARE BASED. The chart reflects a hypothetical supplemental agreement and Contract. These, in turn, are based on the following assumptions:



    -   The hypothetical Contract is a Non-Qualified Contract



    - The supplemental agreement is issued in consideration of proceeds from the hypothetical Contract



    - The proceeds applied under the agreement represents the entire Cash Surrender Value of the Contract and is allocated to a single Subaccount



    - The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.45%, 6.90%, 9.45%, and 12.00%



    -   AIR is 5% per year

    -   The payee elects to receive monthly variable annuity payments



    - The proceeds applied to the purchase of annuity units as of the effective date of the agreement under the annuity payment option selected results in an initial variable annuity payment of $1,000



    For a discussion of how a Contract Owner or payee may elect to receive monthly, quarterly, semi-annual or annual variable annuity payments, see "PAYMENT OPTIONS."



    ASSUMED INTEREST RATE. Among the most important factors that determines the amount of each variable annuity payment is the AIR. Under supplemental agreements available as of the date of this prospectus, the AIR is 5%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the AIR, and will decrease if the annualized net rate of return over the same period is less than the AIR. (The AIR is an important component of the net investment factor.) For a detailed discussion of the AIR and net investment factor, see "PAYMENT OPTIONS."



    THE $1,000 INITIAL MONTHLY VARIABLE ANNUITY PAYMENT. The hypothetical supplemental agreement has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual agreement will depend upon:



    -   the amount of proceeds applied



    -   the annuity payment option selected



    -   the annuity purchase rates in the agreement on the effective date



    -   the AIR under the agreement on the effective date



    -   the age of the annuitant



    -   in most cases, the sex of the annuitant



    For each column in the chart, the entire proceeds is allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual agreement, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual agreement by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the agreement for the payment option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see "PAYMENT OPTIONS."

                   INITIAL MONTHLY PAYMENTS FOR EACH YEAR SHOWN,
                         ASSUMING A CONSTANT RATE OF RETURN




               0.00%        3.45%        6.90%        9.45%        12.00%
CONTRACT       GROSS        GROSS        GROSS        GROSS        GROSS
YEAR          -1.90% NET   1.55% NET    5.00% NET    7.55% NET    10.10% NET
1               $1,000       $1,000       $1,000       $1,000       $1,000
2                  934          967        1,000        1,024        1,049
3                  873          935        1,000        1,049        1,100
4                  816          905        1,000        1,075        1,153
5                  762          875        1,000        1,101        1,209
6                  712          846        1,000        1,127        1,268
7                  665          818        1,000        1,155        1,329
8                  621          791        1,000        1,183        1,394
9                  581          765        1,000        1,212        1,461
10                 542          740        1,000        1,241        1,532
11                 507          716        1,000        1,271        1,607
12                 473          692        1,000        1,302        1,685
13                 442          670        1,000        1,334        1,767
14                 413          648        1,000        1,366        1,853
15                 386          626        1,000        1,399        1,943
16                 361          606        1,000        1,433        2,037
17                 337          586        1,000        1,468        2,136
18                 315          567        1,000        1,504        2,240
19                 294          548        1,000        1,540        2,348
20                 275          530        1,000        1,578        2,462
21                 257          513        1,000        1,616        2,582
22                 240          496        1,000        1,655        2,707
23                 224          480        1,000        1,695        2,839
24                 209          464        1,000        1,737        2,977
25                 196          449        1,000        1,779        3,121

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           PAGE
                                                                           ----
ADDITIONAL CONTRACT PROVISIONS...........................................   1
      The Contract.......................................................   1
      Incontestability...................................................   1
      Misstatement of Age or Sex.........................................   1
      Non-Participation..................................................   1
CALCULATION OF YIELDS AND TOTAL RETURNS..................................   1
      Money Market Subaccount Yields.....................................   1
      Other Subaccount Yields............................................   2
      Average Annual Total Returns.......................................   3
      Other Total Returns................................................   5
      Effect of the Administrative Charge on Performance Data............   5
LEGAL MATTERS............................................................   5
EXPERTS..................................................................   6
OTHER INFORMATION........................................................   6
FINANCIAL STATEMENTS.....................................................   6


                                    SAI-TOC

TEAR AT PERFORATION

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this prospectus.

Name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

City, State, Zip
-------------------------------------------------------------------------------

                                     PART B


                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                       FARM BUREAU LIFE INSURANCE COMPANY

                             5400 University Avenue
                          West Des Moines, Iowa 50266
                                 1-800-247-4170

                        FARM BUREAU LIFE ANNUITY ACCOUNT

         INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity contract (the "Contract") offered by Farm Bureau Life Insurance Company (the "Company"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectuses for the Contract, and the selected Investment Options of EquiTrust Variable Insurance Series Fund, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc. and Fidelity Variable Insurance Products Funds. The Prospectus for the Contract is dated the same as this Statement of Additional information. You may obtain a copy of the Prospectuses by writing or calling us at our address or phone number shown above.


                                  May 1, 2000

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
ADDITIONAL CONTRACT PROVISIONS.............................................    1
      The Contract.........................................................    1
      Incontestability.....................................................    1
      Misstatement of Age or Sex...........................................    1
      Non-Participation....................................................    1
CALCULATION OF YIELDS AND TOTAL RETURNS....................................    1
      Money Market Subaccount Yields.......................................    1
      Other Subaccount Yields..............................................    2
      Average Annual Total Returns.........................................    3
      Other Total Returns..................................................    5
      Effect of the Administrative Fee On Performance Data.................    5
LEGAL MATTERS..............................................................    5
EXPERTS....................................................................    6
OTHER INFORMATION..........................................................    6
FINANCIAL STATEMENTS.......................................................    6

--------------------------------------------------------------------------------

ADDITIONAL CONTRACT PROVISIONS
--------------------------------------------------------------------------------

THE CONTRACT

    The Contract includes the application and all other attached papers. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.
--------------------------------------------------------------------------------

INCONTESTABILITY

    We will not contest the Contract from its Contract Date.
--------------------------------------------------------------------------------

MISSTATEMENT OF AGE OR SEX

    If the age or sex of the annuitant has been misstated, we will pay that amount which the proceeds would have purchased at the correct age and sex.
--------------------------------------------------------------------------------

NON-PARTICIPATION

    The Contracts are not eligible for dividends and will not participate in the Company's divisible surplus.

--------------------------------------------------------------------------------

CALCULATION OF YIELDS AND TOTAL RETURNS
--------------------------------------------------------------------------------

    The Company may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.
--------------------------------------------------------------------------------

MONEY MARKET SUBACCOUNT YIELDS

    Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period. This figure is computed by determining the net change (exclusive or realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract with a balance of 1 unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

    The net change in account value reflects:

        - net income from the Investment Option attributable to the hypothetical account; and

        - charges and deductions imposed under the Contract attributable to the hypothetical account.

    The charges and deductions include per unit charges for the hypothetical account for:

        -   the annual administrative fee and

        -   the mortality and expense risk charge.

    For purposes of calculating current yields for a Contract, an average per unit administrative fee is used based on the $30 administrative fee deducted at the beginning of each Contract Year. Current yield will be calculated according to the following formula:

Current Yield = ((NCS - ES)/UV) X (365/7)

Where:

NCS  =    the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income)
          for the seven-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES   =    per unit expenses attributable to the hypothetical account for the seven-day period.

UV   =    the unit value for the first day of the seven-day period.

Effective Yield = (1 + ((NCS - ES)/UV))365/7 - 1

Where:

NCS  =    the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income)
          for the seven-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES   =    per unit expenses attributable to the hypothetical account for the seven-day period.

UV   =    the unit value for the first day of the seven-day period.

    The yield for the Money Market Subaccount will be lower than the yield for the Money Market Investment Option due to the charges and deductions imposed under the Contract.

    The current and effective yields of the Money Market Subaccount normally fluctuate on a daily basis and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The actual yield is affected by:

        -   changes in interest rates on money market securities,

        -   the average portfolio maturity of the Money Market Investment
            Option,

        - the quality of portfolio securities held by this Investment Option, and

        -   the operating expenses of the Money Market Investment Option.

    Yields may also be presented for other periods of time.
--------------------------------------------------------------------------------

OTHER SUBACCOUNT YIELDS

    Advertisements and sales literature may quote the current annualized yield of one or more of the subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

    The yield is computed by:

        1) dividing net investment income of the Investment Option attributable to the subaccount units less subaccount expenses for the period; by

        2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by

        3)  compounding that yield for a six-month period; and by

        4)  multiplying that result by 2.

    The annual administrative fee (deducted at the beginning of each Contract
    Year) and mortality and expense risk charge are included in expenses of the Subaccounts. For purposes of calculating the 30-day or one-month yield, an average administrative fee per dollar of Contract value is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:


Yield = 2 X ((NI - ES)/(U X UV)) + 1) (to the power of 6) - 1

Where:

NI   =    net income of the Investment Option for the 30-day or one-month period attributable to the subaccount's units.

ES   =    expenses of the subaccount for the 30-day or one-month period.

U    =    the average number of units outstanding.

UV   =    the unit value at the close of the last day in the 30-day or one-month period.


    The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Contract.

    The yield for each Subaccount normally will fluctuate over time and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Subaccount's actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

    The Surrender Charge is not considered in the yield calculation.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

    Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one, five and ten year periods. Average annual total returns may also be disclosed for other periods of time.

    Adjusted historic average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.

    Adjusted historic average annual total returns for each Subaccount are calculated based on the assumption that they were in existence during the stated periods with the level of Contract charges which were in effect at the inception of each Subaccount. For purposes of calculating average annual total return, an average annual administrative fee per dollar of Contract value is used. The calculation also assumes surrender of the Contract at the end of the period. The total return will then be calculated according to the following formula:


TR = (ERV/P)(to the power of 1/N) - 1

Where:

TR   =    the average annual total return net of subaccount recurring charges.

ERV  =    the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.

P    =    a hypothetical initial payment of $1,000.

N    =    the number of years in the period.


    The adjusted historic average annual total return information for the Subaccounts is as follows:



                                                                           FOR THE PERIOD
                                          FOR THE    FOR THE    FOR THE    FROM DATE OF
                                          1-YEAR     5-YEAR     10-YEAR    INCEPTION OF
                                          PERIOD     PERIOD     PERIOD     INVESTMENT
                                          ENDED       ENDED      ENDED       OPTION
SUBACCOUNT                                12/31/99   12/31/99   12/31/99   TO 12/31/99
EquiTrust Variable Insurance
Series Fund
  Value Growth(1)
  High Grade Bond(1)
  High Yield Bond(1)
  Managed(1)
  Money Market(2)
  Blue Chip(3)
T. Rowe Price Equity Series, Inc.
  Mid-Cap Growth(5)
  New America Growth(4)
  Personal Strategy Balanced(6)
T. Rowe Price International
Series, Inc.
  International Stock(4)
Fidelity Variable Insurance Products
Funds
  VIP Growth(7)
  VIP Overseas(8)
  VIP II Contrafund(9)
  VIP II Index 500(10)
  VIP III Growth & Income(11)



    [Total return information to be filed by amendment.]

        (1) The Value Growth, High Grade Bond, High Yield Bond and Managed Portfolios commenced operations on October 17, 1987.

        (2)   The Money Market Portfolio commenced operations on February 20,
              1990.

        (3)   The Blue Chip Portfolio commenced operations on October 15, 1990.

        (4) The New America Growth and International Stock Portfolios commenced operations on March 31, 1994.

        (5) The Mid-Cap Growth Portfolio commenced operations on December 31, 1996.

        (6) The Personal Strategy Balanced Portfolio commenced operations on December 30, 1994.

        (7)   The Growth Portfolio commenced operations on October 9, 1986.

        (8)   The Overseas Portfolio commenced operations on January 28, 1987.

        (9)   The Contrafund Portfolios commenced operations on January 3, 1995.

        (10)  The Index 500 Portfolio commenced operations on August 27, 1992.

        (11)  The Growth & Income Portfolio commenced operations on
              December 31, 1996.
--------------------------------------------------------------------------------

OTHER TOTAL RETURNS

    Advertisements and sales literature may also quote average annual total returns which do not reflect the Surrender Charge. These figures are calculated in the same manner as average annual total returns described above, however, the Surrender Charge is not taken into account at the end of the period.

    We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR = (ERV/P) - 1

Where:

CTR  =    The cumulative total return net of subaccount recurring charges for the period.

ERV  =    The ending redeemable value of the hypothetical investment at the end of the period.

P    =    A hypothetical single payment of $1,000.

--------------------------------------------------------------------------------

EFFECT OF THE ADMINISTRATIVE FEE ON PERFORMANCE DATA

    We apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the retirement date. This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Cash Value. For purposes of reflecting the administrative fee in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all contracts in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

--------------------------------------------------------------------------------

LEGAL MATTERS
--------------------------------------------------------------------------------

    All matters relating to Iowa law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by Stephen M. Morain, Esquire, Senior Vice President and General Counsel of the Company. Sutherland Asbill & Brennan LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.

--------------------------------------------------------------------------------

EXPERTS
--------------------------------------------------------------------------------


    The Account's statement of net assets as of December 31, 1999 and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the consolidated balance sheets of the Company at December 31, 1999 and 1998 and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999, appearing herein, have been audited by Ernst &
    Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

    A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The Company's financial statements included in this Statement of Additional Information should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.


    [Financial statements to be filed by amendment.]

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) (1) All Financial Statements are included in either the Prospectus or the Statement of Additional Information, as indicated therein.


   (2) Schedules I, IV.


All required financial statements are included in Part B.

(b) Exhibits


 (1)  Certified resolution of the board of directors of Farm Bureau Life
      Insurance Company (the "Company") establishing Farm Bureau Life Annuity
      Account (the "Account").(3)

 (2)  Not Applicable.

 (3)  Form of Underwriting Agreement.(3)

 (4)  (a) Contract Form.(1)

      *(b) Variable Settlement Agreement.

 (5)  Contract Application.(2)

 (6)  (a) Articles of Incorporation of the Company.(3)

      (b) By-Laws of the Company.(3)

 (7)  Not Applicable.

 (8)  (a) Participation agreement relating to Farm Bureau Variable Insurance
      Series Fund.(3)

      (b)(1) Participation agreement relating to Fidelity Variable Insurance
      Products Fund.(4)

      (b)(2) Participation agreement relating to Fidelity Variable Insurance
      Products Fund II.(4)

      (b)(3) Participation agreement relating to Fidelity Variable Insurance
      Products Fund III.(4)

      (c) Participation agreement relating to T. Rowe Price Equity Series, Inc.
      and T. Rowe Price International Series, Inc.(4)

 (9)  *Opinion and Consent of Stephen M. Morain, Esquire.

(10)  *(a) Consent of Sutherland Asbill & Brennan LLP.

      (b) Consent of Ernst & Young LLP.

      *(c) Opinion and Consent of Christopher G. Daniels, FSA, MSAA, Life
      Product Development and Pricing Vice President.

(11)  Not Applicable.

(12)  Not Applicable.

(13)  Not Applicable.

(14)  Powers of Attorney.(3)


------------------------

*   Attached as an exhibit.

(1) Incorporated herein by reference to Exhibit (4)(b) in post-effective amendment No. 4 to this Registration Statement (File No. 33-67538) filed on May 1, 1997.

(2) Incorporated herein by reference to Exhibit (5)(b) in post-effective amendment No. 4 to this Registration Statement (File No. 33-67538) filed on May 1, 1997.

(3) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on May 1, 1998.


(4) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (File No. 33-67538) filed with the Securities and Exchange Commission on April 30, 1999.

ITEM 25.  DIRECTORS AND OFFICERS OF THE COMPANY

Incorporated herein by reference to the prospectus in the Form S-6 registration statement (File No. 33-12789) for certain variable life insurance contracts issued by the Company and filed with the Commission on April 30, 1999.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by FBL Financial Group, Inc. This Company and its affiliates are described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by FBL Financial Group, Inc., may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

                           FBL FINANCIAL GROUP, INC.
                                OWNERSHIP CHART
                                    01/01/98

                                                        FBL Financial
                                                         Group, Inc.
                                                              /
                                                              /
--------------------------------------------------------------
      /               /               /               /
      /               /               /               /
FBL Financial    Farm Bureau       Western           FBL
Group Capital   Life Insurance   Farm Bureau      Financial
    Trust          Company      Life Insurance  Services, Inc.
                      /            Company            /
                      /                               /
                      /                               /
----------------------------------------------        /
      /               /               /               /
      /               /               /               /
  EquiTrust          FBL          Universal           /
Life Insurance   Real Estate       Assurors           /
   Company      Ventures, Ltd.   Life Ins Co          /
                                ----------------------------------------------------------------------------------------------
                                      /               /               /               /               /               /
                                      /               /               /               /               /               /
                                  Western AG         FBL             FBL          EquiTrust       EquiTrust       EquiTrust
                                  Insurance        Leasing        Insurance       Investment        Market         Assigned
                                 Agency, Inc.   Services, Inc.    Brokerage,      Management    Services, LLC      Benefit
                                                                     Inc.       Services, Inc.                     Company
                                                                                      .
                                                                                      .
                                                                                      .
                                                                                      .
                                                                                      .
                                                                ..............................................
                                                                      .               .               .
                                                                      .               .               .
                                                                      .               .               .
                                                                  EquiTrust       EquiTrust       EquiTrust
                                                                 Series Fund,    Money Market    Variable Ins
                                                                     Inc.            Fund        Series Fund

 ........................ Management Agreement

ITEM 27.  NUMBER OF CONTRACT OWNERS


As of April 1, 2000, there were        contract owners.


ITEM 28.  INDEMNIFICATION

Article XII of the Company's By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.
Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) EquiTrust Marketing Services, LLC is the registrant's principal underwriter and also serves as the principal underwriter of certain variable annuity contracts and variable life insurance policies issued by other separate accounts of the Company or its life insurance company affiliates supporting other variable products, or to variable annuity and variable life insurance separate accounts of insurance companies not affiliated with the Company.

(b) Officers and Managers of EquiTrust Marketing Services, LLC

NAME AND PRINCIPAL BUSINESS
  ADDRESS*                      POSITIONS AND OFFICES
Stephen M. Morain               General Counsel and Assistant Secretary, Iowa Farm Bureau
Senior Vice President, General    Federation; General Counsel, Secretary and Director, Farm Bureau
Counsel and Manager               Management Corporation; Senior Vice President, General Counsel and
                                  Director, FBL Financial Group, Inc.
William J. Oddy                 Chief Operating Officer, FBL Financial Group, Inc.
Chief Operating Officer and
Manager
Dennis M. Marker                Investment Vice President, Administration, FBL Financial
Investment Vice President,        Group, Inc.
Administration, Secretary and
Manager
Thomas R. Gibson                Chief Executive Officer and Director, FBL Financial Group, Inc.
Chief Executive Officer and
Manager
Timothy J. Hoffman              Chief Property/Casualty Officer, FBL Financial Group, Inc.
Vice President and Manager
James W. Noyce                  Chief Financial Officer, FBL Financial Group, Inc.
Chief Financial Officer,
Treasurer and Manager
Thomas E. Burlingame            Vice President--Associate General Counsel, FBL Financial
Manager                           Group, Inc.
F. Walter Tomenga               Vice President--Corporate Affairs and Marketing Services, FBL
Manager                           Financial Group, Inc.
Lynn E. Wilson                  Vice President--Life Sales, FBL Financial Group, Inc.
President and Manager

NAME AND PRINCIPAL BUSINESS
  ADDRESS*                      POSITIONS AND OFFICES
Lou Ann Sandburg                Vice President--Investments and Assistant Treasurer, FBL Financial
Vice President, Investments,      Group, Inc.
Assistant Treasurer and
Manager
Robert A. Simons                Senior Counsel--Investments, FBL Financial Group, Inc.
Senior Counsel--Investments
James P. Brannen                Controller and Vice President, FBL Financial Group, Inc.
Controller and Vice President
Sue A. Cornick                  Market Conduct and Mutual Funds Vice President and Assistant
Market Conduct and Mutual         Secretary, EquiTrust Investment Management Services, Inc.,
Funds Vice President and          EquiTrust Money Market Fund, Inc., EquiTrust Series Fund, Inc. and
Assistant Secretary               EquiTrust Variable Insurance Series Fund.
Kristi Rojohn                   Assistant Mutual Funds Manager and Assistant Secretary, EquiTrust
Assistant Mutual Funds Manager    Investment Management Services, Inc.; Assistant Secretary,
and Assistant Secretary           EquiTrust Money Market Fund, Inc., EquiTrust Series Fund, Inc. and
                                  EquiTrust Variable Insurance Series Fund.
Elaine A. Followwill            Compliance Assistant and Assistant Secretary, EquiTrust Investment
Compliance Assistant and          Management Services, Inc.; Assistant Secretary, EquiTrust Money
Assistant Secretary               Market Fund, Inc., EquiTrust Series Fund, Inc. and EquiTrust
                                  Variable Insurance Series Fund
Roger F. Grefe                  Investment Management Vice President, FBL Financial Group, Inc.
Investment Management Vice
President
Robert Rummelhart               Fixed Income Vice President, FBL Financial Group, Inc.
Fixed Income Vice President
Charles T. Happel               Portfolio Manager, EquiTrust Investment Management Services, Inc.
Portfolio Manager
Laura Kellen Beebe              Portfolio Manager, EquiTrust Investment Management Services, Inc.
Portfolio Manager
Larry J. Patterson              Director, Financial Planning, United Farm Family.
Vice President

    * The principal business address of all of the persons listed above is 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 30.  LOCATION BOOKS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 31.  MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32.  UNDERTAKINGS AND REPRESENTATIONS

(a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the contracts offered herein are being accepted.

(b) The registrant undertakes that it will include either as part of any application to purchase a contract offered by the prospectus, a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Company for a statement of additional information.

(c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d) The Company represents that in connection with its offering of the contracts as funding vehicles for retirement plans meeting the requirements of
Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through
(4) of that letter will be complied with.

(e) The Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Farm Bureau Life Annuity Account has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 17th day of February, 2000.


                                FARM BUREAU LIFE INSURANCE COMPANY
                                FARM BUREAU LIFE ANNUITY ACCOUNT

                                By:          /s/ EDWARD M. WIEDERSTEIN
                                     -----------------------------------------
                                               Edward M. Wiederstein
                                                     PRESIDENT
                                         Farm Bureau Life Insurance Company

                                Attest:           /s/ RICHARD D. HARRIS
                                     -----------------------------------------
                                                 Richard D. Harris
                                             SENIOR VICE PRESIDENT AND
                                        SECRETARY-TREASURER Farm Bureau Life
                                                 Insurance Company

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.


          SIGNATURE                       TITLE                    DATE
          ---------                       -----                    ----
  /s/ EDWARD M. WIEDERSTEIN     President and Director
------------------------------    [Principal Executive       February 17, 2000
    Edward M. Wiederstein         Officer]

                                Senior Vice President and
    /s/ RICHARD D. HARRIS         Secretary-Treasurer
------------------------------    [Principal Financial       February 17, 2000
      Richard D. Harris           Officer]

      /s/ JAMES W. NOYCE        Chief Financial Officer
------------------------------    [Principal Accounting      February 17, 2000
        James W. Noyce            Officer]

      /s/ CRAIG A. LANG
------------------------------  Vice President and           February 17, 2000
        Craig A. Lang*            Director

     /s/ KENNETH R. ASHBY
------------------------------  Director                     February 17, 2000
      Kenneth R. Ashby*

    /s/ AL CHRISTOPHERSON
------------------------------  Director                     February 17, 2000
      Al Christopherson*

------------------------------  Director
        Kenny J. Evans

          SIGNATURE                       TITLE                    DATE
          ---------                       -----                    ----
    /s/ ERNEST A. GLIENKE
------------------------------  Director                     February 17, 2000
      Ernest A. Glienke*

      /s/ CRAIG D. HILL
------------------------------  Director                     February 17, 2000
        Craig D. Hill*

   /s/ RICHARD G. KJERSTAD
------------------------------  Director                     February 17, 2000
     Richard G. Kjerstad*

    /s/ LINDSEY D. LARSEN
------------------------------  Director                     February 17, 2000
      Lindsey D. Larsen*

------------------------------  Director
       David L. McClure

------------------------------  Director
     Roger Bill Mitchell

     /s/ BRYCE P. NEIDIG
------------------------------  Director                     February 17, 2000
       Bryce P. Neidig*

    /s/ HOWARD D. POULSON
------------------------------  Director                     February 17, 2000
      Howard D. Poulson*

------------------------------  Director
      Frank S. Priestley

   /s/ BEVERLY L. SCHNEPEL
------------------------------  Director                     February 17, 2000
     Beverly L. Schnepel*

------------------------------  Director
      John J. VanSweden





*By:    /s/ STEPHEN M. MORAIN
      -------------------------
          Stephen M. Morain
          ATTORNEY-IN-FACT,
        PURSUANT TO POWER OF
              ATTORNEY.